SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  January 13, 1997


                        COPLEY PHARMACEUTICAL, INC.
          (Exact name of registrant as specified in its charter)


                                 Delaware
      (State or other jurisdiction of incorporation or organization)




              0-20126                           04-2514637
  (Commission File Number)           (IRS Employer Identification No.)



              25 John Road
         Canton, Massachusetts                             02021
(Address of principal executive offices)                 (Zip Code)



                              (617) 821-6111
           (Registrant's telephone number, including area code)




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Item 5.	Other Events

     On January 13, 1997, Copley Pharmaceutical, Inc. (the "Company") announced that Kenneth N. Larsen has retired as President for health reasons. Mr. Larsen will continue to serve on the Board of Directors and will remain its Chairman.

     Mr. Larsen has been the Company's President since July of 1996, a member of Copley's Board of Directors since 1989, and also served as a member of the Board from September 1985 to November 1986. A well-known member of management and advisor to numerous health-care companies over his 49 year career, Mr. Larsen was also a founding member and initial chairman of the Generic Pharmaceutical Industry Association.

     The Company has not named a replacement.








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                                    SIGNATURES



 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 13, 1997

COPLEY PHARMACEUTICAL, INC.

   /s/ Ken E. Starkweather
 ______________________________
       Ken E. Starkweather
     Vice President - Finance
    Principal Financial Officer